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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 1996

                                EKCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             1-7484               11-2167167
(State or other                   (Commission            (I.R.S. Employer
jurisdiction of                   File Number)           Identification
incorporation)                                           No.)

                 98 Spit Brook Road, Nashua, New Hampshire 03062
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (603) 888-1212
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Item 5.  Other Events.

         On October 9, 1996, the registrant issued a press release in which it announced that it expects its revenues and net income for the third quarter ended September 29, 1996 and its fiscal year ending December 29, 1996 to be lower than analysts' expectations and the prior year's results, and that it will record certain special charges in its third and fourth quarters. The registrant also announced that the Board of Directors has suspended the payment of a quarterly dividend at this time. For further information, reference is made to the press release, attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibit

         28       Press Release dated October 9, 1996.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EKCO GROUP, INC.
                                               (Registrant)

Date:  October 15, 1996                        /s/ DONATO A. DeNOVELLIS
                                               -------------------------
                                               Donato A. DeNovellis
                                               Executive Vice President, Finance
                                               and Administration, and Chief
                                               Financial Officer

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                                  EXHIBIT INDEX
                          TO THE EXHIBIT FILED HEREWITH

Exhibit
Number                     Exhibit Description

 28                Press Release dated October 9, 1996.